Long-term Investments	12 Months Ended
Dec. 31, 2015
Long-term Investments
Long-term Investments

4. Long-term Investments

Long-term investments comprised of investments in publicly traded companies, privately held companies and limited partnerships. The following sets forth the changes in the Company’s long-term investments.

	Cost	Equity Method		Available for
	Method	(E-House)	(Others)	Sale Securities	Total
	(In thousands)
Balance at December 31, 2012	153,886	183,754	41,116	88,119	466,875
New investments	40,427	—	3,341	4,769	48,537
Income from investments	—	2,250	7,275	—	9,525
Investment impairment	(6,134)	—	—	—	(6,134)
Unrealized gain	—	—	—	46,787	46,787
Disposal\change in interest of investment	(4,856)	(10,205)	(456)	—	(15,517)
Changes from cost method to consolidation	(21,289)	—	—	—	(21,289)
Changes from equity method to consolidation	—	—	(3,567)	—	(3,567)
Dividend received	—	(4,400)	(2,084)	—	(6,484)
Others	2,703	3,806	1,345	—	7,854

Balance at December 31, 2013	164,737	175,205	46,970	139,675	526,587
New investments	180,854	—	13,763	39,640	234,257
Income from investments	—	10,138	9,333	—	19,471
Investment impairment	(10,126)	—	(5,187)	(2,647)	(17,960)
Unrealized gain	—	—	—	75,450	75,450
Disposal\change in interest of investment	(37,625)	48,298	47,394	(9,654)	48,413
Changes from cost method to consolidation	(12,684)	—	—	—	(12,684)
Changes from cost method to available-for-sale securities	(20,000)	—	—	20,000	—
Dividend received	—	(5,867)	(4,103)	—	(9,970)
Others	(1,954)	(1,134)	(473)	—	(3,561)

Balance at December 31, 2014	$263,202	$226,640	$107,697	$262,464	$860,003
New investments	317,817	—	46,407	64,566	428,790
Income (loss) from investments	—	1,873	(1,655)	—	218
Investment impairment	(6,609)	—	—	—	(6,609)
Unrealized gain	—	—	—	24,892	24,892
Disposal of investments	(5,416)	(4,453)	(7,566)	(48,213)	(65,648)
Changes from cost method to available-for-sale securities	(7,788)	—	—	7,788	—
Dividend received	—	(10,259)	(6,408)	—	(16,667)
Others	(6,285)	(3,340)	(2,714)	—	(12,339)

Balance at December 31, 2015	$554,921	$210,461	$135,761	$311,497	$1,212,640

Cost Method

As of December 31, 2015, investments accounted for under the cost method were $554.9 million. Investments were accounted for under the cost method if the Company had no significant influence or if the underlying shares were not considered in substance ordinary shares and had no readily determinable fair value. In December 2013, the Company obtained control of its investment in All Sure Limited through a step acquisition, the impact of which was reflected in the changes in cost method to consolidation (see Note 5). In January 2014, the Company obtained control of its investment in Beijing Weiyue Information Technology Co., Ltd (“Weiyue”) through a step acquisition, the impact of which was reflected in the changes in cost method to consolidation (also see Note 5).

In 2015, the Company invested in preference shares of Didi and Kuaidi Taxi,  an online transportation network company, through their holding company, Xiaoju Kuaizhi Inc. with a total consideration of $142.0 million. The Company also invested in preference shares of another private company, which primarily focus on developing social applications,  with a total consideration of $70 million. The Company accounted for both investments under cost method investment in accordance with ASC325 because the preferred shares invested are not considered in-substance ordinary shares and do not have readily determinable fair value.

Equity Method

As of December 31, 2015, investments accounted for under the equity method totaled $346.2 million, which included a $210.5 million investment in E-House. Investments are accounted for under the equity method when the Company has significant influence in the investment and the investment is considered as in substance ordinary shares. Investments in limited partnerships, whose operating and financial policies the Company had significant influence over were also accounted for using the equity method.

None of our equity investments meets the SEC’s definition of a significant subsidiary for the years ended December 31, 2013, 2014 and 2015. The Company summarizes the condensed financial information of the Company’s equity investments as a group below in accordance with Rule 4-08 of Regulation S-X:

	Years Ended December 31,
	2014	2015
	(In thousands)
Operating data:
Revenue	$1,023,959	$1,139,303
Gross profit	$698,579	$777,323
Income from operations	$89,934	$17,866
Net income	$88,228	$1,772
Net income attributable to our equity method investments companies	$75,121	$17,859

	As of December 31,
	2014	2015
	(In thousands)
Balance sheet data:
Current assets	$1,668,664	$1,617,225
Long-term assets	$610,181	$903,293
Current liabilities	$492,308	$672,439
Long-term liabilities	$161,899	$100,641
Non-controlling interests	$151,598	$162,273

Investment in E-House was accounted for using the equity method with the cost allocated as follows:

	As of December 31,
	2013	2014	2015
	(In thousands)
Carrying value of investment in E-House	$175,205	$226,640	$210,461
Proportionate share of E-house’s net tangible and intangible assets *	169,194	208,731	183,125
Proportionate share of E-house’s change of APIC which was not picked up by SINA	(6,465)	6,476	17,088

Excess of carrying value of investment over proportionate share of E-house’s net tangible and intangible assets	$12,476	$11,433	$10,248

The excess of carrying value has been primarily assigned to:
Goodwill and amortizable intangible assets *	$15,943	$14,269	$12,689
Deferred tax liabilities	(3,467)	(2,836)	(2,441)

	$12,476	$11,433	$10,248

Cumulative (loss) gain in equity interest	$(5,407)	$4,731	$6,604

* The weighted average life of the intangible assets recorded in E-House’s financial statements was 8 years and the intangible assets not included in E-House’s financial statements, excluding the asset with indefinite life, was 6 years.

In July 2009, the Company entered into a definitive agreement (the “Agreement”) with E-House to merge E-House’s real estate information and consulting services and COHT (the “Transaction”). Under the Agreement, SINA would contribute its online real estate business into its majority-owned subsidiary COHT, and CRIC would issue its own ordinary shares to SINA to acquire SINA’s equity interest in COHT in exchange for shares in CRIC. In September 2009, the Company entered into an amended and restated advertising agency agreement, a domain name and content license agreement, a trademark license agreement and a software license and support services agreement (the “License Agreements”) with COHT as part of its consideration for the interest in CRIC. Beginning October 1, 2009, the Company no longer consolidated the financial results of COHT and instead accounted for its interest in CRIC using the equity method of accounting, which is reported one quarter in arrears.

On April 19, 2012, CRIC announced that it had obtained shareholders’ approval and would merge into and become a 100% subsidiary of E-House as of April 20, 2012. Consequently, the Company’s interest in CRIC was converted into 29.3 million ordinary shares of E-House, equivalent to a 24.9% interest in E-House and $85.5 million in cash. In March 2013, E-House issued new shares to its management at a pre-determined price, which resulted in a dilution loss of $10.2 million related to the decrease of SINA’s interest in E-House.

In March 2014, Leju Holdings Limited (“Leju”), a wholly owned subsidiary of E-House, entered into a share purchase and subscription agreement with E-House and Tencent Holdings Ltd. (“Tencent”), pursuant to which Tencent acquired 15% of Leju’s total outstanding ordinary shares on a fully diluted basis from E-House and E-House’s ownership in Leju decreased from 100% to 85% on a fully diluted basis. On April 17, 2014, Leju completed its initial public offering on New York Stock Exchange with the new issuance of 11.5 million ordinary shares. Concurrent with Leju’s initial public offering, Leju additionally issued 2.0 million ordinary shares to Tencent in a private placement. Upon the completion of such transaction, E-House’s interest in Leju was further diluted to 75.5% of Leju’s total outstanding shares. Although SINA’s ownership percentage in E-house did not change, the Company recognized a change in interest gain of $29.1 million and $19.2 million respectively for the two transactions respectively, as a result of the increase of SINA’s proportionate share of net assets in E-House.

On December 3, 2014, E-House announced a spin off plan for a portion of its share of Leju, to distribute 7,103,946 ordinary shares of Leju (“Leju Shares”) on a pro rata basis, or 0.05 Leju Shares for each outstanding ordinary share of E-House. Among these 7,103,946 Leju Shares to be distributed, a total of 3,878,324 Leju Shares will be distributed in the form of 3,878,324 Leju ADSs (on the 1:1 conversion ratio between ADS and ordinary share) to holders of E-House ADSs. After the spin off, E-House would continue to control Leju. As a result, the Company received a total of 1,466,687 ordinary shares of Leju, representing approximately 1% equity interest of Leju, as of the distribution date. The Company accounts for the 1% equity interest of Leju under the equity method of accounting as it can exercise significant influence over Leju through E-House. The Company received cash dividends amounting to $5.9 million and $4.4 million in January and May, 2015 from E-House, represented the dividend of $0.2 per ordinary share and $0.15 per ordinary share, respectively.

E-House has received a non-binding proposal letter, dated June 9, 2015,  from Mr. Xin Zhou, co-chairman of the Board and chief executive officer of E-house, and Mr. Neil Nanpeng Shen, a member of the Board, proposing a “going-private” transaction (the “Transaction”) to acquire all of the outstanding ordinary shares of E-House not already owned by Mr. Zhou, Mr. Shen or their respective affiliates in cash per American depositary share (“ADS”).  On April 15, 2016, E-House entered into a definitive agreement and plan of merger, or the Merger Agreement with E-House Holdings Ltd., or Parent and E-House Merger Sub Ltd., or Merger Sub, a wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement, Parent will acquire E-House for a cash consideration equal to US$6.85 per ordinary share, and upon the closing of the merger, Merger Sub will merge with and into E-House, with E-House continuing as the surviving corporation and a wholly owned subsidiary of Parent.  In connection with the transaction contemplated by the Merger Agreement, the Company agreed to make an equity contribution of approximately $140 million to Parent to subscribe newly issued shares of Parent and entered into a series of agreements, including a rollover agreement, a voting agreement, an equity commitment letter and a limited guarantee, concurrently with the execution of the Merger Agreement. The merger is currently expected to close during the second half of 2016 subject to various closing conditions, including the E-House’s shareholder approval.

On July 9, 2014, Tian Ge, an equity method investee of the Company, completed its initial public offering on the Main Board of The Stock Exchange of Hong Kong Limited with the new issuance of 349.9 million ordinary shares (“Tian Ge IPO”). After Tian Ge IPO, the Company’s equity interest in Tian Ge was diluted from 36% to 25% and the Company in substance disposed part of its interest in Tian Ge. As the issuance price per share was higher than the Company’s average carrying value per share, the Company recorded a change in interest gain of $49.2 million to reflect the partial disposal.   On March 11, 2015, the Company received a cash dividend amounting to $2.3 million from Tian Ge, represented the dividend of HK$ 0.06 ($ 0.008) per ordinary share. The closing price of Tian Ge Interactive Holding Limited (“Tian Ge”) as of December 31, 2015 is HK$3.23(equivalent to $0.42) per ADS/share. The aggregate market value of the Company’s investment in Tian Ge is approximately $125.0 million.

The Company performs the impairment assessment of its investments under the cost method and equity method whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. In 2013, the Company recorded $6.1 million in impairment charges to the carrying value of its investments under the cost method and no impairments were charged to investments under equity method. In 2014, the Company recorded $10.1 million and $5.2 million in impairment charges to the carrying value of its investments under the cost method and equity method, respectively. In 2015, the Company recorded $6.6 million in impairment charges to the carrying value of its investments under the cost method as a result of the operation metrics were not performing to the expectations. No impairment charges were made to the carrying value of its investments under the equity method in 2015.

Available-for-Sale Securities

The following table shows the carrying amount and fair value of marketable securities:

	Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In thousands)
Youku Tudou	$91,969	$—	$(3,036)	$88,933
Alibaba	20,000	130,777	—	150,777
Others	20,274	2,480	—	22,754

December 31, 2014	$132,243	$133,257	$(3,036)	$262,464

Youku Tudou	$68,028	$32,951	$—	$100,979
Alibaba	18,997	92,982	—	111,979
Jupai	17,788	14,121	—	31,909
Others	51,571	17,324	(2,265)	66,630

December 31, 2015	$156,384	$157,378	$(2,265)	$311,497

Investments in marketable securities are held as available-for-sale and reported at fair value, which totaled $262.5 million and $311.5 million as of December 31, 2014 and 2015, respectively. As of December 31, 2014, the Company’s investment in marketable securities included $150.8 million in Alibaba Group Holding Limited (“Alibaba”) shares and $88.9 million in Youku Tudou shares.

The Company invested Alibaba through Yunfeng Funds with a total cost of $50.0 million in October 2011. On September 19, 2014, Alibaba completed its listing on the New York Stock Exchange (“Alibaba IPO”). The Company sold part of shares held, had total cost of $30.0 million, through Alibaba IPO and recognized a one-time disposal gain of $109.2 million. As of December 31, 2015, the fair value of Alibaba shares held by the Company was $112.0 million, with total cost of $19.0 million and unrealized gain of $93.0 million.

In 2014 and 2015, the Company invested $24.5 million and $5.2 million in Youku Tudou, respectively. In 2015, the Company disposed part of shares, with a disposal gain of $18.9 million. As of December 31, 2015,  the fair value of Youku Tudou shares held by the Company was $101.0 million, with total cost of $68.0 million and unrealized gain of $33.0 million.

The Company invested Jupai Holding Limited (“JP”) with a total cost of $7.8 million under cost method since 2014. In July 2015, JP completed its listing on the New York Stock Exchange (“JP IPO”). During the JP IPO, the Company further invested $10.0 million and no shares were sold in 2015.  As of December 31, 2015, the fair value of JP shares held by the Company was $31.9 million, with an unrealized gain of $14.1 million.

The Company reviews its available-for-sale investments regularly to determine if an investment is other-than-temporarily impaired due to changes in quoted market price or other impairment indicators. Changes in market conditions and other facts and circumstances may change the business prospects of these issuers, the assessment, which included the business and financial outlook, the financial condition, as well as the severity and duration of the drop in share price compared to the carrying value, that these investments are not other-than-temporarily impaired, as well as the ability and current intent to hold these securities until the prices recover. For the years ended December 31, 2013, 2014 and 2015, the impairment charges of available-for-sale investments were nil, $2.6 million and nil, respectively.